                                                                    Exhibit 10.2

================================================================================

                               TRANSFER AGREEMENT


                                      from


                               GOAL FUNDING, INC.


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee


                                       to


                         U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee


                                       and


                          EDUCATION LOANS INCORPORATED


                          ----------------------------

                          Dated as of February 1, 2004

                          ----------------------------


================================================================================

     GOAL FUNDING, INC., a Delaware corporation ("GOAL Funding"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee and eligible lender trustee (the "GOAL Funding Trustee" and, together with GOAL Funding, the "Transferors") under the Indenture, dated as of November 26, 2002 (the "GOAL Funding Indenture"), among GOAL Funding, Citicorp North America, Inc., as agent, the financial institutions named therein, as lenders, Ambac Assurance Corporation, as insurer, Student Loan Finance Corporation ("SLFC"), as master servicer, and the GOAL Funding Trustee, in consideration of the payment
(i) to the Transferors of $97,020,224.26 (which amount is equal to the outstanding principal balance of such Assigned Student Loans (as hereinafter defined), plus accrued and unpaid interest and Special Allowance Payments thereon, as of the effective date of this Agreement), and (ii) to SLFC of $1,766,008.44 (to reimburse SLFC for amounts contributed by SLFC to GOAL Funding to enable the Transferors to pay the premium portion of the purchase price of the Assigned Student Loans, as hereinafter defined, constituting FFELP Loans) receipt of which is hereby acknowledged, hereby (a) assign, transfer and convey, subject to the following paragraph, to U.S. BANK NATIONAL ASSOCIATION, as trustee (the "Note Trustee") under the Indenture of Trust, dated as of February 1, 2004 (as amended and supplemented, including by a First Supplemental Indenture of Trust, dated as of February 1, 2004, the "Note Indenture"), between Education Loans Incorporated, a Delaware corporation (the "Corporation"), and the Note Trustee, and to the Corporation, as their interests may appear, without recourse, all right, title and interest in, to and under, and (b) in the case of the GOAL Funding Trustee, releases all right, interest, lien or claim of any kind that the GOAL Funding Trustee may have under the GOAL Funding Indenture with respect to: (1) each of the Student Loans (as defined in the Note Indenture), including any evidences of indebtedness and all related documentation, identified in the list attached hereto as Exhibit A (the "Assigned Student Loans"), and by this reference made a part hereof, each of which was acquired with moneys available therefor under the GOAL Funding Indenture, either through the origination thereof on behalf of GOAL Funding or through the purchase thereof by or behalf of GOAL Funding pursuant to the Student Loan Purchase Agreements identified in the list attached hereto as Exhibit B (the "Student Loan Purchase Agreements"), together with accrued and unpaid borrower interest, federal interest subsidy payments and Special Allowance Payments thereon, (2) the Student Loan Purchase Agreements, to the extent they relate to the Assigned Student Loans, (3) all rights and remedies of the Transferors under all of the foregoing, including the right to enforce the same in the same manner and to the same extent as the Transferors might do but for the execution and delivery of this Transfer Agreement, (4) $670,807.30 from amounts on deposit in the Guarantee Subaccount established under the GOAL Funding Indenture, such amount having been transferred on the date hereof to the Note Trustee for deposit in the Alternative Loan Guarantee Fund established under the Note Indenture, and (5) all proceeds of any of the foregoing.

     It is hereby acknowledged that the foregoing transfer and assignment is being made pursuant to, and subject to the provisions of, Section 5.1 of the
Note Indenture, which provides that the Note Trustee shall be the legal owner of all student loans financed under the Note Indenture (which includes the Assigned Student Loans) for all purposes of the Higher Education Act and each Guarantee Program and Alternative Loan Program (as such terms are defined in the Note Indenture), but that the Note Trustee shall so hold such financed student loans (including the Assigned Student Loans) in its capacity as trustee of an express trust created pursuant to the Note Indenture and, in such capacity, shall be acting on behalf of the Corporation, as the

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beneficial owner of such financed student loans (including the Assigned Student
Loans), as well as the Holders of the Notes and all Other Beneficiaries, as their interests may appear.

     To the extent required by the Higher Education Act and the Guarantee Program regulations or the Alternative Loan Program, the Transferors agree to notify, or cause to be notified, each borrower under each Assigned Student Loan of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Transferors' interest in such Assigned Student Loan and shall direct the borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee. To the extent permitted by the Higher Education Act and the Guarantee Program regulations or the Alternative Loan Program, as appropriate, the Corporation may waive this requirement if the notice is or has been sent by the Servicer on behalf of the Transferors.

     If either of the Transferors is the recipient of any funds, from whatever source received, which constitute payment of principal with respect to any Assigned Student Loan, or accrued and unpaid borrower interest, federal interest subsidy payments and Special Allowance Payments thereon as of the date of this Agreement, or accrued interest or Special Allowance Payments accrued thereon for any period subsequent to the date of this Agreement, such Transferor shall promptly remit, or cause to be remitted, all such funds to the Servicer or in such manner as the Trustee may otherwise direct.

     Each of the Corporation and the Note Trustee, by entering into this Agreement, covenants and agrees that it will not at any time institute against GOAL Funding, or join in any institution against GOAL Funding of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligation relating to this Agreement.

     Each of the Transferors, by entering into this Agreement, covenants and agrees that it will not at any time institute against the Corporation, or join in any institution against the Corporation of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligation relating to this Agreement.

     The Transferors further agree to individually endorse any of the above-described Assigned Student Loans or any documents related thereto payable to the Note Trustee upon the request of the Note Trustee for any reason, including, without limitation, the default of any maker of any of the Assigned Student Loans described hereinabove or assigned hereunder, and the default of the Corporation under the Note Indenture.

     All terms capitalized but not defined herein shall have the meaning ascribed thereto in the Note Indenture.

     This Transfer Agreement shall be governed by, and construed in accordance with, the laws of the State of South Dakota.

                                       2

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     This transfer and assignment shall be effective the 11/th/ day of February,
2004.

                                        GOAL FUNDING, INC


                                        By:  /s/ Michael A. Gort
                                             -----------------------------------
                                                   President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                         as GOAL Funding Trustee


                                        By:  /s/ Cynthia S. Woodward
                                             -----------------------------------
                                                   Vice President

     The undersigned, as Note Trustee, hereby accepts the above Transfer Agreement and acknowledges receipt of the Assigned Student Loans (including any evidences of indebtedness and all related documentation), the Student Loan Purchase Agreements and the $1,766,008.44 described above.

     Dated this 11/th/ day of February, 2004.

                                        U.S. BANK NATIONAL ASSOCIATION,
                                         as Note Trustee


                                        By:  /s/ Cynthia S. Woodward
                                             -----------------------------------
                                                   Vice President

     The Corporation hereby accepts the above Transfer Agreement.

     Dated this 11/th/ day of February, 2004.

                                        EDUCATION LOANS INCORPORATED


                                        By::  /s/ Michael A. Gort
                                              ----------------------------------
                                                    President

                                       3

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                                    EXHIBIT A
                                    ---------

                        [List of Assigned Student Loans]

                 [Computer Disks and Paper Supplement Attached]

                                    EXHIBIT B
                                    ---------

                   [List of Student Loan Purchase Agreements]